SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2004

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13289	76-0069030
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5847 San Felipe, Suite 3300
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release issued by Pride International, Inc. dated February 27, 2004.

Item 12. Results of Operation and Financial Condition

     On February 27, 2004, Pride issued a press release with respect to its 2003 fourth quarter and full year earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

     The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Vice President – Corporate and Governmental Affairs

Date: February 27, 2004

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EXHIBIT INDEX

No.	Description
99.1	Press release issued by Pride International, Inc. dated February 27, 2004.

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